UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ALLIANCEBERNSTEIN

GLOBAL REAL ESTATE INVESTMENT FUND II

SEMI-ANNUAL REPORT

APRIL 30, 2014

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 14, 2014

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund II (the “Fund”) for the semi-annual reporting period ended April 30, 2014.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificate, and collateralized mortgage obligations. The Fund may also invest in short-term investment grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures (including futures on individual securities and stock indexes) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index for the six- and 12-month periods ended April 30, 2014. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes, as well as the Standard & Poor’s (“S&P”) 500 Index and the FTSE NAREIT Equity Real Estate Investment Trusts (“REIT”) Index.

The Fund underperformed its primary benchmark for the 12-month period. The Fund’s performance was not impacted by leverage during the period. Sector selection detracted from returns, hurt by an overweight to the diversified sector. Stock selection within sector also detracted. The largest detractors were stock selection in the diversified and residential sectors, which was only partially offset by positive stock selection in the specialty sector.

(Portfolio Manager Commentary continued on next page)

2014 Semi-Annual Report	1

Portfolio Manager Commentary (Unaudited) (continued)

The Fund underperformed its primary benchmark for the six-month period. The Fund’s performance was not impacted by leverage during the period. Sector selection detracted from returns, hurt by an overweight to the diversified sector and an underweight to the underperforming retail sector. Stock selection within sector detracted slightly. The largest detractors were stock selection in the diversified and lodging sectors, which was only partially offset by positive stock selection in the diversified sector.

Derivatives in the form of currency forwards were utilized for hedging and investments purposes to implement currency management, which added to returns for both the six- and 12-month periods.

Market Review and Investment Strategy

Despite an improving outlook for global economic growth, an increase in the level and volatility of interest rates weighed on real estate markets during the 12-month period ending April 30, 2014. More recently, improving fundamentals and a more stable interest rate environment helped real estate markets rise during the 6-month period ending April 30, 2014. The FTSE EPRA/NAREIT Developed index finished the 12-month period down 1.83%. The MSCI World global equity index rose 16.62% during the same period.

Global real estate stocks are benefiting from several positive trends. For example, both debt and equity financing remain available at attractive prices. Also, real estate fundamentals are generally improving or stable across the globe. In Australia, the residential sector remains strong, buoyed by the ongoing recovery in home prices. In Japan, the overall economic environment has improved, leading to signs of a recovery in the office market. In the UK, the London office market has been especially strong and the recovery in real estate values is now spreading to secondary markets. Elsewhere in Europe, the recent return to economic growth is helping a broad swath of the property market. In the US, most segments of the property market are performing well. The Senior Investment Management team is finding attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2	AllianceBernstein Global Real Estate Investment Fund II

Disclosures and Risks

Benchmark Disclosure

The FTSE® EPRA/NAREIT Developed RE Index, the MSCI World Index, the S&P 500® Index and the FTSE® NAREIT Equity REIT Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index is a free-float, market capitalization-weighted index that measures equity market performance of developed markets.

The MSCI World Index values are calculated using net returns, which include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or

(Disclosures, Risks and Note about Historical Performance continued on next page)

2014 Semi-Annual Report	3

Disclosures and Risks (continued)

decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AllianceBernstein Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmark

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH APRIL 30, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AllianceBernstein Global Real Estate Investment Fund II Class I†	3.18%	-3.09%	18.84%	9.00%
Primary benchmark: FTSE EPRA/NAREIT Developed RE Index	3.74%	-1.83%	19.15%	8.34%
MSCI World Index	6.32%	16.62%	16.03%	7.17%
S&P 500 Index	8.36%	20.44%	19.14%	7.67%
FTSE NAREIT Equity REIT Index	6.94%	0.01%	22.28%	10.31%

†	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.65% for Class I shares.

Growth of a $2,000,000 Investment in the Fund

The chart shows the growth of $2,000,000 for the Fund and its benchmark, the FTSE EPRA/NAREIT Developed RE Index, and the overall global stock market, as represented by the MSCI World Index from April 30, 2003 to April 30, 2014. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

2014 Semi-Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE NOVEMBER 1, 2013	ENDING ACCOUNT VALUE APRIL 30, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,031.80	$3.38	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6	AllianceBernstein Global Real Estate Investment Fund II

Portfolio Summary—April 30, 2014 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $416.6

Industry Breakdown*

Country Breakdown*

*	All data are as of April 30, 2014. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding collateral for securities loaned) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Brazil, Ireland, Italy, Mexico, Portugal and Thailand.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2014 Semi-Annual Report	7

Portfolio Summary—April 30, 2014 (Unaudited) (continued)

Ten Largest Holdings*

April 30, 2014 (unaudited)

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$19,755,192	4.8%
Unibail-Rodamco SE	8,652,953	2.1
SL Green Realty Corp.	7,532,942	1.8
Land Securities Group PLC	7,241,715	1.7
Mitsui Fudosan Co., Ltd.	7,193,218	1.7
Stockland	6,662,033	1.6
Essex Property Trust, Inc.	6,630,660	1.6
Extra Space Storage, Inc.	6,388,447	1.5
British Land Co. PLC	6,293,774	1.5
Westfield Retail Trust	6,256,850	1.5
	$82,607,784	19.8%

*	Long-term investments.

8	AllianceBernstein Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

AllianceBernstein Global Real Estate Investment Fund II

April 30, 2014 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%
Equity: Other–34.4%
Diversified/Specialty–27.6%
Activia Properties, Inc.	250	$2,099,168
Armada Hoffler Properties, Inc.	177,956	1,722,614
Australand Property Group	310,620	1,237,961
British Land Co. PLC	538,715	6,293,774
Buzzi Unicem SpA(a)	108,120	1,918,083
CA Immobilien Anlagen AG(b)	190,410	3,629,643
Cheung Kong Holdings Ltd.	235,000	4,007,100
Country Garden Holdings Co., Ltd.	6,601,000	2,646,718
CTT-Correios de Portugal SA(b)	201,689	2,219,266
Digital Realty Trust, Inc.(a)	46,430	2,479,362
Dundee Real Estate Investment Trust–Class A	93,351	2,459,721
Fibra Uno Administracion SA de CV	627,130	2,055,960
Frasers Centrepoint Ltd.	847,000	1,141,427
Gramercy Property Trust, Inc.(a)	527,480	2,753,446
Hemfosa Fastigheter AB(b)	123,413	2,030,880
Henderson Land Development Co., Ltd.	219,300	1,316,532
ICADE	23,945	2,443,065
Japan Hotel REIT Investment Corp.	3,143	1,445,747
Kennedy Wilson Europe Real Estate PLC(b)	229,900	3,959,262
Kennedy-Wilson Holdings, Inc.	168,430	3,678,511
Klovern AB	406,608	2,236,072
Land Securities Group PLC	403,120	7,241,715
Lend Lease Group	429,000	5,184,889
LPN Development PCL	1,894,500	1,018,674
Mitchells & Butlers PLC(b)	258,840	1,928,488
Mitsubishi Estate Co., Ltd.	219,000	4,969,197
Mitsui Fudosan Co., Ltd.	243,000	7,193,218
New World Development Co., Ltd.	2,096,240	2,171,484
Regal Entertainment Group–Class A	204,250	3,839,900
Sumitomo Realty & Development Co., Ltd.	133,000	5,160,315
Sun Hung Kai Properties Ltd.	389,454	4,926,727
Supalai PCL	1,943,200	1,170,964
Swire Properties Ltd.	1,134,600	3,431,579
Taiheiyo Cement Corp.	268,000	940,114
Tokyu Fudosan Holdings Corp.	155,000	1,126,843
UOL Group Ltd.	614,710	3,156,071
Vornado Realty Trust	20,160	2,068,416
Wharf Holdings Ltd.	788,000	5,547,144

		114,850,050

Health Care–6.4%
Chartwell Retirement Residences	233,620	2,223,125
HCP, Inc.	74,940	3,136,988
Health Care REIT, Inc.	47,429	2,992,296
LTC Properties, Inc.	119,387	4,611,920
Medical Properties Trust, Inc.	361,471	4,879,859
Omega Healthcare Investors, Inc.(a)	166,640	5,795,739
Ventas, Inc.	48,080	3,177,126

		26,817,053

Company	Shares	U.S. $ Value

Triple Net–0.4%
National Retail Properties, Inc.(a)	43,490	$1,484,314

		143,151,417

Retail–22.6%
Regional Mall–8.8%
CFS Retail Property Trust Group	1,937,920	3,628,190
General Growth Properties, Inc.	196,730	4,518,888
Glimcher Realty Trust	204,360	2,082,428
Pennsylvania Real Estate Investment Trust	116,060	1,920,793
Simon Property Group, Inc.	114,060	19,755,192
Westfield Group	449,797	4,589,846

		36,495,337

Shopping Center/Other Retail–13.8%
Aeon Mall Co., Ltd.	80,600	1,921,651
DDR Corp.	235,900	4,050,403
Federal Realty Investment Trust	14,310	1,681,997
Fukuoka REIT Co.(a)	590	949,474
Harvey Norman Holdings Ltd.(a)	678,800	2,077,432
Japan Retail Fund Investment Corp.	1,569	3,155,746
Kimco Realty Corp.	58,830	1,348,384
Kite Realty Group Trust	373,415	2,315,173
Klepierre	104,054	4,774,091
Link REIT (The)	232,360	1,156,859
Ramco-Gershenson Properties Trust	284,179	4,683,270
Regency Centers Corp.	33,730	1,768,464
Retail Opportunity Investments Corp.	267,973	4,191,098
RioCan Real Estate Investment Trust (Toronto)	57,955	1,439,820
Unibail-Rodamco SE	32,019	8,652,953
Vastned Retail NV	70,819	3,644,109
Weingarten Realty Investors	109,630	3,420,456
Westfield Retail Trust	2,105,990	6,256,850

		57,488,230

		93,983,567

Residential–16.3%
Multi-Family–13.1%
Associated Estates Realty Corp.	252,340	4,234,265
Brookfield Residential Properties, Inc.(b)	88,646	1,738,348
China Overseas Land & Investment Ltd.	726,000	1,785,302
China Vanke Co., Ltd.–Class B	1,832,025	3,063,659
CIFI Holdings Group Co., Ltd.	7,262,000	1,388,669
Comforia Residential REIT, Inc.(a)	305	2,155,674
Equity Residential	63,170	3,754,825
Essex Property Trust, Inc.	38,270	6,630,660
Irish Residential Properties REIT PLC(b)	898,500	1,283,929
Japan Rental Housing Investments, Inc.	1,945	1,203,293
Kenedix Residential Investment Corp.	572	1,255,437
KWG Property Holding Ltd.	3,967,000	2,206,022
LEG Immobilien AG	62,983	4,202,820
Mid-America Apartment Communities, Inc.	75,040	5,226,536
Rossi Residencial SA(b)	1,743,314	1,250,948
Sekisui Chemical Co., Ltd.	85,000	861,407

2014 Semi-Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value

Stockland	1,837,735	$6,662,033
Taylor Wimpey PLC	957,590	1,703,021
UDR, Inc.	92,880	2,401,877
Wing Tai Holdings Ltd.	1,035,000	1,655,399

		54,664,124

Self Storage–3.2%
Extra Space Storage, Inc.	122,080	6,388,447
Public Storage	28,083	4,928,847
Safestore Holdings PLC	548,940	2,134,026

		13,451,320

		68,115,444

Office–14.2%
Office–14.2%
Allied Properties Real Estate Investment Trust	86,928	2,713,204
Boston Properties, Inc.	20,204	2,366,696
CapitaCommercial Trust	1,302,000	1,666,231
Columbia Property Trust, Inc.(a)	125,370	3,552,986
Cominar Real Estate Investment Trust	186,390	3,231,066
Cousins Properties, Inc.	420,154	4,886,391
Douglas Emmett, Inc.	49,970	1,379,172
Fabege AB	170,280	2,392,076
Hongkong Land Holdings Ltd.	486,000	3,406,140
Investa Office Fund	960,060	2,988,926
Japan Excellent, Inc.	1,580	2,098,237
Japan Real Estate Investment Corp.	655	3,472,506
Kenedix Office Investment Corp.–Class A(a)	399	1,993,191
Kilroy Realty Corp.	31,280	1,863,349
Mack-Cali Realty Corp.	47,040	958,205
NTT Urban Development Corp.	229,100	2,015,043
Orix JREIT, Inc.(a)	1,644	2,091,375
Parkway Properties, Inc./MD	239,677	4,520,308
SL Green Realty Corp.	71,941	7,532,942
Tokyo Tatemono Co., Ltd.	212,000	1,690,657
Workspace Group PLC	243,050	2,355,497

		59,174,198

Lodging–6.4%
Lodging–6.4%
Ashford Hospitality Prime, Inc.	245,338	3,763,485
Ashford Hospitality Trust, Inc.	401,939	4,123,894
Chatham Lodging Trust	100,330	2,039,709
DiamondRock Hospitality Co.	404,280	4,960,516
FelCor Lodging Trust, Inc.	330,070	3,046,546
Hersha Hospitality Trust	768,450	4,464,694
Host Hotels & Resorts, Inc.	106,280	2,279,706
Pebblebrook Hotel Trust	57,270	1,972,379

		26,650,929

Industrials–5.1%
Industrial Warehouse Distribution–4.6%
Granite Real Estate Investment Trust	113,130	4,347,586

Hansteen Holdings PLC	812,910	$1,412,320
Japan Logistics Fund, Inc.	636	1,435,363
Mapletree Logistics Trust	3,197,000	2,807,839
Nippon Prologis REIT, Inc.	608	1,287,608
ProLogis, Inc.	88,768	3,606,644
STAG Industrial, Inc.	189,190	4,451,641

		19,349,001

Mixed Office Industrial–0.5%
Goodman Group	437,520	2,032,258

		21,381,259

Mortgage–0.4%
Mortgage–0.4%
Altisource Residential Corp.	57,999	1,630,932

Total Common Stocks (cost $371,664,265)		414,087,746

WARRANTS–0.0%
Equity:Other–0.0%
Diversified/Specialty–0.0%
Sun Hung Kai Properties Ltd., expiring 4/22/16(a)(b) (cost $0)	32,455	22,186

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AllianceBerstein Fixed-Income Shares Inc.–Government STIF Portfolio, 0.07%(c) (cost $1,016,325)	1,016,325	1,016,325

Total Investments Before Security Lending Collateral for Securities Loaned–99.6% (cost $372,680,590)		415,126,257

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.9%
Investment Companies–4.9%
AllianceBernstein Exchange Reserves– Class I, 0.07%(c) (cost $20,374,672)	20,374,672	20,374,672

Total Investments—104.5% (cost $393,055,262)		435,500,929

Other assets less liabilities—(4.5)%		(18,906,906)

Net Assets—100.0%		$416,594,023

10	AllianceBernstein Global Real Estate Investment Fund II

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	2,323	USD	3,864	5/15/14	$(57,859)
Barclays Bank PLC	JPY	121,603	USD	1,190	5/15/14	500
Barclays Bank PLC	SEK	57,190	USD	8,902	5/15/14	107,838
Barclays Bank PLC	USD	1,624	JPY	165,739	5/15/14	(2,604)
Barclays Bank PLC	USD	3,684	NOK	22,127	5/15/14	37,087
BNP Paribas SA	AUD	3,713	USD	3,306	5/15/14	(139,920)
BNP Paribas SA	CAD	5,285	USD	4,769	5/15/14	(51,137)
BNP Paribas SA	GBP	6,819	USD	11,203	5/15/14	(308,657)
BNP Paribas SA	USD	7,001	NZD	8,559	5/15/14	371,310
Citibank, NA	USD	4,445	CAD	4,921	5/15/14	43,114
Credit Suisse International	USD	6,999	NOK	42,123	8/14/14	58,879
Deutsche Bank AG	USD	11,641	GBP	6,955	5/15/14	100,209
Goldman Sachs Bank USA	USD	8,847	JPY	922,318	5/15/14	175,001
Morgan Stanley & Co., Inc.	JPY	751,657	USD	7,232	5/15/14	(120,923)
Royal Bank of Scotland PLC	EUR	1,322	USD	1,819	5/15/14	(15,408)
Royal Bank of Scotland PLC	GBP	746	USD	1,217	5/15/14	(42,714)
Royal Bank of Scotland PLC	NZD	8,559	USD	7,143	5/15/14	(229,317)
Royal Bank of Scotland PLC	USD	2,978	CAD	3,304	5/15/14	35,275
Royal Bank of Scotland PLC	USD	2,156	NZD	2,494	5/15/14	(7,451)
Standard Chartered Bank	JPY	214,797	USD	2,094	5/15/14	(7,553)
State Street Bank & Trust Co.	EUR	2,950	USD	4,011	5/15/14	(81,243)
State Street Bank & Trust Co.	NOK	31,407	USD	5,232	5/15/14	(49,087)
State Street Bank & Trust Co.	SEK	10,472	USD	1,619	5/15/14	8,446
State Street Bank & Trust Co.	USD	6,665	NOK	41,422	5/15/14	300,424
State Street Bank & Trust Co.	USD	8,215	SEK	53,367	5/15/14	(8,759)
State Street Bank & Trust Co.	EUR	1,520	USD	2,098	8/14/14	(10,122)
UBS AG	AUD	3,556	USD	3,281	5/15/14	(19,284)
UBS AG	USD	4,193	SEK	27,156	5/15/14	(17,539)

						$68,506

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(b)	Non-income producing security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2014 Semi-Annual Report	11

Statement of Assets & Liabilities—April 30, 2014 (Unaudited)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $371,664,265)	$414,109,932 (a)
Affiliated issuers (cost $21,390,997—including investment of cash collateral for securities loaned of $20,374,672)	21,390,997
Cash	1,500
Foreign currencies, at value (cost $761,934)	765,126
Unrealized appreciation of forward currency exchange contracts	1,238,083
Dividends and interest receivable	1,209,668
Receivable for investment securities sold	310,740
Receivable for capital stock sold	48,544

Total assets	439,074,590

LIABILITIES
Payable for collateral received on securities loaned	20,374,672
Unrealized depreciation of forward currency exchange contracts	1,169,577
Payable for capital stock redeemed	624,202
Advisory fee payable	187,344
Administrative fee payable	16,537
Transfer Agent fee payable	2,962
Payable for investment securities purchased and foreign currency transactions	875
Accrued expenses and other liabilities	104,398

Total liabilities	22,480,567

NET ASSETS	$416,594,023

Composition of Net Assets
Capital stock, at par	$41,063
Additional paid-in capital	743,001,744
Distributions in excess of net investment income	(10,985,406)
Accumulated net realized loss on investment and foreign currency transactions	(357,973,264)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	42,509,886

$416,594,023

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 41,063,058 capital shares outstanding)	$10.15

(a) Includes securities on loan with a value of $19,619,452 (see Note D).

See Notes to Financial Statements.

12	AllianceBernstein Global Real Estate Investment Fund II

Statement of Operations—six months ended April 30, 2014 (Unaudited)

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $320,080)	$9,809,399
Affiliated issuers	4,538
Interest	189
Securities lending income	75,046

	9,889,172

Expenses
Advisory fee (see Note B)	1,131,546
Custodian	75,834
Directors’ fees	29,214
Administrative	26,912
Audit	25,821
Transfer agency	20,670
Legal	18,979
Registration fees	17,219
Printing	13,070
Miscellaneous	19,270

Total expenses	1,378,535

Net investment income	8,510,637

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	24,275,940
Foreign currency transactions	952,025
Net change in unrealized appreciation/depreciation of:
Investments	(22,119,378	)(a)
Foreign currency denominated assets and liabilities	126,007

Net gain on investment and foreign currency transactions	3,234,594

Net Increase in Net Assets from Operations	$11,745,231

(a) Net of decrease in accrued foreign capital gains taxes of $31,174.

See Notes to Financial Statements.

2014 Semi-Annual Report	13

Statement of Changes in Net Assets

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

	SIX MONTHS ENDED 4/30/14 (UNAUDITED)	YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,510,637	$13,201,812
Net realized gain on investment and foreign currency transactions	25,227,965	94,227,883
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,993,371)	(26,604,901)

Net increase in net assets from operations	11,745,231	80,824,794

Dividends to Shareholders from
Net investment income	(20,326,612)	(35,682,550)
Capital Stock Transactions
Net decrease	(20,370,996)	(214,629,002)

Total decrease	(28,952,377)	(169,486,758)

NET ASSETS
Beginning of period	445,546,400	615,033,158

End of period (including distributions in excess of net investment income of ($10,985,406) and undistributed net investment income $830,569, respectively)	$416,594,023	$445,546,400

See Notes to Financial Statements.

14	AllianceBernstein Global Real Estate Investment Fund II

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period

	ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II

	CLASS I
	SIX MONTHS ENDED 4/30/14 (UNAUDITED)		YEAR ENDED 10/31/13	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10		YEAR ENDED 10/31/09
Net asset value, beginning of period	$10.35		$9.59	$8.42	$9.04	$7.78		$6.64

Income from investment operations
Net investment income (a)	.20		.25	.24	.18	.22		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09		1.15	1.24	(.34)	1.61		1.09

Net increase (decrease) in net asset value from operations	.29		1.40	1.48	(.16)	1.83		1.33

Less: Dividends
Dividends from net investment income	(.49)		(.64)	(.31)	(.46)	(.57)		(.19)

Net asset value, end of period	$10.15		$10.35	$9.59	$8.42	$9.04		$7.78

Total return
Total investment return based on net asset value (b)	3.18%		15.07%	18.04%	(1.87)%	24.73%		20.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$416,594		$445,546	$615,033	$681,226	$883,101		$883,493
Ratio to average net assets of:
Expenses	.67%	^	.65%	.63%	.62%	.62%	+	.63%
Net investment income	4.14%	^	2.49%	2.71%	2.02%	2.79%	+	3.80%
Portfolio turnover rate	43%		95%	101%	66%	62%		68%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
^	Annualized.
+	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2014 Semi-Annual Report	15

Notes to Financial Statements (Unaudited)

NOTE A	Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the “Company”), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end series investment company. The Company is comprised of one fund, AllianceBernstein Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources

16	AllianceBernstein Global Real Estate Investment Fund II

independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2014:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Equity: Other	$55,349,439	$87,801,978		$0	$143,151,417
Retail	53,176,366	40,807,201		0	93,983,567
Residential	39,972,708	28,142,736		0	68,115,444
Office	35,359,816	23,814,382		0	59,174,198
Lodging	26,650,929	0		0	26,650,929
Industrials	13,818,191	7,563,068		0	21,381,259
Mortgage	1,630,932	0		0	1,630,932
Warrants	22,186	0		0	22,186
Short-Term Investments	1,016,325	0		0	1,016,325
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	20,374,672	0		0	20,374,672
Total Investments in Securities	247,371,564	188,129,365	+	0	435,500,929
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	1,238,083		0	1,238,083
Liabilities:
Forward Currency Exchange Contracts	0	(1,169,577)		0	(1,169,577)
Total++	$247,371,564	$188,197,871		$0	$435,569,435

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

2014 Semi-Annual Report	17

Notes to Financial Statements (Unaudited) (continued)

The Fund recognizes all transfers between levels of the fair hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

18	AllianceBernstein Global Real Estate Investment Fund II

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $26,912.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

MARKET VALUE OCTOBER 31, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE APRIL 30, 2014 (000)	DIVIDEND INCOME (000)
$260	$51,988	$51,232	$1,016	$1

Brokerage commissions paid on investment transactions for the six months ended April 30, 2014 amounted to $499,534, of which $9,304 and $1,054, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$178,813,267	$209,676,135
U.S. government securities	0	0

2014 Semi-Annual Report	19

Notes to Financial Statements (Unaudited) (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$54,115,999
Gross unrealized depreciation	(11,670,332)

Net unrealized appreciation	$42,445,667

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $553,318. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, an amount of $553,318 would be required to be posted by the Fund.

20	AllianceBernstein Global Real Estate Investment Fund II

At April 30, 2014, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,238,083	Unrealized depreciation of forward currency exchange contracts	$1,169,577
Total		$1,238,083		$1,169,577

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$919,344	$111,742
Total		$919,344	$111,742

The following table represents the volume of the Fund’s derivative transactions during the six months ended April 30, 2014:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$70,678,278
Average principal amount of sale contracts	$62,693,816

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of April 30, 2014:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITIES COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$145,425	$(60,463)	$0	$0	$84,962
BNP Paribas SA	371,310	(371,310)	0	0	0
Citibank, NA	43,114	0	0	0	43,114
Credit Suisse International	58,879	0	0	0	58,879
Deutsche Bank AG	100,209	0	0	0	100,209
Goldman Sachs Bank USA	175,001	0	0	0	175,001
Royal Bank of Scotland PLC	35,275	(35,275)	0	0	0
State Street Bank & Trust Co.	308,870	(149,211)	0	0	159,659
Total	$1,238,083	$(616,259)	$0	$0	$621,824

2014 Semi-Annual Report	21

Notes to Financial Statements (Unaudited) (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITIES COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$60,463	$(60,463)	$0	$0	$0
BNP Paribas SA	499,714	(371,310)	0	0	128,404
Morgan Stanley & Co., Inc.	120,923	0	0	0	120,923
Royal Bank of Scotland PLC	294,890	(35,275)	0	0	259,615
Standard Chartered Bank	7,553	0	0	0	7,553
State Street Bank & Trust Co.	149,211	(149,211)	0	0	0
UBS AG	36,823	0	0	0	36,823
Total	$1,169,577	$(616,259)	$0	$0	$553,318

2.	Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2014, the Fund had securities on loan with a value of $19,619,452 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $20,374,672. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $75,046 and $3,912 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended April 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended April 30, 2014 is as follows:

MARKET VALUE OCTOBER 31, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE APRIL 30, 2014 (000)
$19,911	$94,106	$93,642	$20,375

22	AllianceBernstein Global Real Estate Investment Fund II

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2013	SIX MONTHS ENDED APRIL 30, 2014 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2013
Class I
Shares sold	1,901,272	6,747,930	$18,619,308	$68,445,434
Shares issued in reinvestment of dividends	1,895,243	3,168,873	18,005,916	30,885,036
Shares redeemed	(5,765,190)	(31,027,965)	(56,996,220)	(313,959,472)

Net decrease	(1,968,675)	(21,111,162)	$(20,370,996)	$(214,629,002)

NOTE F	Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

2014 Semi-Annual Report	23

Notes to Financial Statements (Unaudited) (continued)

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2014.

NOTE H	Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$35,682,550	$22,924,348

Total taxable distributions paid	$35,682,550	$22,924,348

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,622,769
Accumulated capital and other losses	(377,950,289	) (a)
Unrealized appreciation/(depreciation)	45,460,102	(b)

Total accumulated earnings/(deficit)	$(317,867,418)

(a)	On October 31, 2013, the Fund had a net capital loss carryforward of $377,950,289. During the fiscal year, the Fund utilized $65,479,935 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Fund had a net capital loss carryforward of $377,950,289 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$367,639,280	n/a	2017
10,311,009	n/a	2018

NOTE I	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

24	AllianceBernstein Global Real Estate Investment Fund II

AllianceBernstein Global Real Estate Investment Fund

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1)

Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Neil Abraham

Vice President

Eric J. Franco(2)

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2014 Semi-Annual Report	25

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the Alliance Bernstein Institutional Funds, Inc. (“the Company”) in respect of AllianceBernstein Global Real Estate Investment Fund II (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

CATEGORY	ADVISORY FEE[5]	NET ASSETS 3/31/13 ($MIL)	FUND
Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$562.7	Global Real Estate Investment Fund II

1 The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2 Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class I shares of the Fund.

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5 The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

26	AllianceBernstein Global Real Estate Investment Fund II

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,891 (0.008% of the Fund’s average daily net assets) for such services.

Set forth below is the Fund’s total expense ratio for the most recently completed fiscal year:

FUND	TOTAL EXPENSE RATIO		FISCAL YEAR
Global Real Estate Investment Fund II	Class I	0.63%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

FUND	NET ASSETS 3/31/13 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Global Real Estate Investment Fund II	$562.7	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum account size: $25m	0.459%	0.550%

6 Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

2014 Semi-Annual Report	27

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

FUND	AVPS PORTFOLIO	FEE SCHEDULE	EFFECTIVE AVPS ADV. FEE	FUND ADVISORY FEE
Global Real Estate Investment Fund II9	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for the Luxembourg fund that has a similar investment style as the Fund:

FUND	LUXEMBOURG FUND	FEE[10]
Global Real Estate Investment Fund II	Global Real Estate Securities Portfolio
	Class A	1.75%
	Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8 The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9 The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

10 Class I shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

11 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

28	AllianceBernstein Global Real Estate Investment Fund II

FUND	CONTRACTUAL MANAGEMENT FEE (%)[14]	LIPPER EG MEDIAN (%)	LIPPER EG RANK
Global Real Estate Investment Fund II	0.550	0.897	1/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.15 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

FUND	TOTAL EXPENSE RATIO (%)[16]	LIPPER EG MEDIAN (%)	LIPPER EG RANK	LIPPER EU MEDIAN (%)	LIPPER EU RANK
Global Real Estate Investment Fund II	0.633	0.991	1/11	1.003	1/21

Based on this analysis, the Fund has an equally favorable rankings on a contractual management fee basis than and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

14 The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16 Most recently completed fiscal year end Class I total expense ratio.

2014 Semi-Annual Report	29

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $18,000 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	AllianceBernstein Global Real Estate Investment Fund II

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	FUND (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	22.15	19.04	18.88	1/11	2/21
3 year	16.04	14.38	14.39	2/11	3/20
5 year	4.28	3.40	3.53	2/10	4/17
10 year	11.68	11.68	11.39	2/3	2/4

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	PERIODS ENDING FEBRUARY 28, 2013 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Global Real Estate Investment Fund II	22.15	16.04	4.28	11.68	7.91	21.74	0.54	10
FTSE EPRA NAREIT Developed RE Index	19.83	15.99	3.11	12.69	8.45	21.46	0.59	10
FTSE NAREIT Equity REIT Index[26]	19.19	20.35	7.76	12.47	9.12	N/A	N/A	N/A
Inception Date: December 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20 The performance returns and rankings of the Fund are for the Fund’s Class I shares. The Fund’s performance returns were provided by Lipper.

21 The Fund’s PG/PU is identical to the Fund’s EG/EU.

22 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23 The performance returns and risk measures shown in the table are for the Class I shares of the Fund.

24 The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

26 Benchmark since inception date is the nearest month end after the Fund’s inception date.

2014 Semi-Annual Report	31

BIREIT-0152-0414

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 23, 2014